EXHIBIT 99

                            COLLATERAL TERM SHEETS

                                                                August 13, 2003



                          $320,734,000 (Approximate)
                        GSR Mortgage Loan Trust 2003-9
                    GS Mortgage Securities Corp., Depositor
               Mortgage Pass-Through Certificates, Series 2003-9


Overview of the Offered Certificates
------------------------------------
-----------------------------------------------------------------------------------
                                                                        Moody's/S&P/
                           Expected Initial               Principal     Fitch
             Approximate   Credit   Pass-      Estimated  Payment       Expected
              Principal    Support  Through    Avg. Life  Window        Ratings
Certificates   Balance       (2)    Rate (3)   (yrs)(4)     (5)         (6)
-----------------------------------------------------------------------------------
A1           $122,487,000    3.25%     [ ]       1.86     09/03-05/06   Aaa/AAA/AAA
A2           $161,341,000    3.25%     [ ]       2.50     09/03-05/08   Aaa/AAA/AAA
A3            $28,828,000    3.25%     [ ]       3.34     09/03-05/10   Aaa/AAA/AAA
B1             $4,847,000    1.75%     [ ]       5.24     09/03-06/11   Aa2/AA/AA
B2             $1,616,000    1.25%     [ ]       5.24     09/03-06/11   A2/A/A
B3             $1,615,000    0.75%     [ ]       5.24     09/03-06/11   Baa2/BBB/BBB
X1           $122,487,000(1) NA        [ ]        NA         NA         Aaa/AAA/AAA
X2           $161,341,000(1) NA        [ ]        NA         NA         Aaa/AAA/AAA
X3            $28,828,000(1) NA        [ ]        NA         NA         Aaa/AAA/AAA
-----------------------------------------------------------------------------------
  Total       $320,734,000
===================================================================================

(1)  Notional Amount.
(2) The expected credit support for the transaction assumes a possible variance of +/- 0.50%,
(3) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.
(4) Assuming payment based on a pricing speed of 25% CPR for Group 1 and Group 2 and 20% CPR for Group 3 to the earlier of the Bond Reset Date or the 10% Optional Call for the Senior Certificates. Assumes payment based on a pricing speed of 25% CPR for Group 1 and Group 2 and 20% CPR for Group 3 to the 10% Optional Call for the Subordinate Certificates.
(5) The Stated Final Maturity for the Certificates is the Distribution Date occurring in August 2033.
(6) The Senior Certificates will be rated by two of Moody's, S&P and Fitch. The Subordinate Certificates will be rated by one or more of Moody's, S&P and Fitch.

Selected Mortgage Data
----------------------

----------------------------------------------------------------------------------------------
                                           Group 1       Group 2       Group 3       Total
----------------------------------------------------------------------------------------------

Scheduled Principal Balance:              $126,602,037 $166,760,967  $29,796,959  $323,159,963
Number of Mortgage Loans:                          339          502           87           928
Average Scheduled Principal Balance:          $373,457     $332,193     $342,494      $348,233
Weighted Average Gross Coupon:                   4.45%        4.86%        5.24%         4.74%
Weighted Average Net Coupon:                     4.20%        4.61%        4.98%         4.48%
Weighted Average Stated Remaining Term:            355          356          356           356
Weighted Average Seasoning:                          4            3            3             4
Weighted Average Remaining Months to Roll:          33           57           81            50
Weighted Average Amortized Current LTV Ratio:    69.0%        71.9%        67.4%         70.3%
Weighted Average Gross Margin:                   2.28%        2.25%        2.27%         2.26%
Weighted Average Net Margin:                     2.02%        2.00%        2.02%         2.01%
Weighted Average Initial Rate Cap:               2.13%        4.97%        4.95%         3.86%
Weighted Average Periodic Rate Cap:              2.00%        2.00%        2.00%         2.00%
Weighted Average Life Cap:                       5.96%        5.01%        5.00%         5.38%
Weighted Average Gross Maximum Lifetime
Rate:                                           10.42%        9.87%       10.24%        10.12%
Weighted Average FICO Score:                       730          728          741           730
Servicers:
   National City Mortgage Co.:                   93.2%        81.8%        92.6%         87.3%
   Bank of America, N.A.:                         6.8%        18.2%         7.4%         12.7%
----------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003


Features of the Transaction
---------------------------

|X| Collateral consists of 3/1, 5/1 and 7/1 hybrid adjustable rate, first lien, 1-4 family, residential mortgage loans (the "Mortgage Loans") originated or purchased by National City Mortgage Co. ("Nat City") and Bank of America, N.A. ("BOA").

|X| The Mortgage Loans originated or purchased by Nat City will be serviced by Nat City, and the Mortgage Loans originated or purchased by BOA will be serviced by BOA.

|X| Credit support for the Certificates will be provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A Certificates is 3.25% +/- 0.50% in the form of subordination.

|X| Less than 1.0% of the Mortgage Loans are expected to be more than 30 days delinquent as of the Cut Off Date.

|X| The transaction will be modeled on Intex as "GSR03009" and on Bloomberg as "GSR 03-9". |X| The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Settlement:          August 29, 2003

Cut-off Date:                 August 1, 2003

Pricing Date:                 On or before August 23, 2003

First Distribution Date:      September 25, 2003

Key Terms
---------

Depositor:                    GS Mortgage Securities Corp.

Servicers:                    National City Mortgage Co., Bank of America, N.A.

Trustee:                      JPMorgan Chase Bank

Custodian:                    JPMorgan Chase Bank

Servicing Fee:                25 bps for the Nat City Mortgage Loans and 90.9%
                              of the Bank of America Mortgage Loans. 37.5 bps for 9.1% of the Bank of America Mortgage Loans

Trustee Fee:                  0.25 bps

Distribution Date:            25th day of the month or the following Business
                              Day

Record Date:                  For any Distribution Date and Class of
                              Certificates, the last business day of the Interest Accrual period for such Certificates

Delay Days:                   24-day delay on all Classes of Certificates

Prepayment Assumption:        25% CPR for Group 1 and Group 2, 20% CPR for
                              Group 3

Interest Accrual:             On a 30/360 basis; for all classes of Certificates
                              the accrual period is the calendar month preceding the month of each Distribution Date.

Servicer Advancing:           Yes as to principal and interest, subject to
                              recoverability

Compensating Interest:        Yes, to the extent of the aggregate monthly
                              servicing fee

Optional Call:                The Certificates will have a 10% optional
                              termination provision

Rating Agencies:              The Senior Certificates will be rated by two of
                              Moody's, S&P and Fitch. The Subordinate
                              Certificates will be rated by one or more of Moody's, S&P and Fitch

Minimum Denomination:         Class A Certificates - $25,000 Class B1, Class B2
                              and Class B3 Certificates -- $250,000 Class X
                              Certificates - $5,000,000

Legal Investment:             All of the offered Certificates, other
                              than the Class B2 and Class B3 Certificates, are expected to be SMMEA eligible at settlement

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003


ERISA Eligible:               Underwriter's exemption is expected to
                              apply to all Offered Certificates, however, prospective purchasers should consult their own counsel

Tax Treatment:                All offered Certificates represent REMIC regular
                              interests

Structure of the Certificates
-----------------------------

|X| Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1, Class A2 and Class A3 Certificates (the "Class A Certificates") and the Class X1 and Class X3 Certificates (the "Class X Certificates", and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first five years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Class A Certificates and thereby increase the amount of subordination to the Class A Certificates. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If, within the first 36 months, the credit support to the Class A Certificates is two times the original credit support percentage, then the Subordinate Certificates will be entitled to 50% of their pro rata share of principal prepayment proceeds, subject to certain loss and delinquency criteria. If, after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

|X| If the certificate balance of the Class A Certificates attributable to one
    Group exceeds the aggregate principal balance of the Mortgage Loans in such Group, then future payments otherwise allocable to the Subordinate Certificates will be crossed over or used to repay the affected Class A Certificates, and the Subordinate Certificate component balance for such Group will be less than zero.

Priority of Payments
--------------------

        Beginning in September 2003, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or to the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

              (a) the Group 1 available distribution amount will be distributed:

                (i)       first, pro rata to the Class A1 and Class X1
                       Certificates, Accrued Certificate Interest thereon;
                       and

                (ii)      second, to the Class A1 Certificates, as principal,
                       the Group 1 senior principal distribution amount, until the certificate balances thereof have been reduced to zero;

              (b) the Group 2 available distribution amount will be distributed:

                (i)       first, pro rata to the Class A2 and Residual
                       Certificates, Accrued Certificate Interest thereon;

                (ii)      second, as principal to the Residual Certificates
                       pro rata in proportion to their outstanding certificate balances until the initial certificate balances thereof have been reduced to zero; and

                (iii)     third, sequentially, to the Class A2 Certificates,
                       as principal, the Group 2 senior principal distribution amount, until the certificate balances thereof have been reduced to zero;

              (c) the Group 3 available distribution amount will be distributed:

                (i)       first, pro rata to the Class A3 and Class X3
                       Certificates, Accrued Certificate Interest thereon;
                       and

                (ii)      second, to the Class A3 Certificates, as principal,
                       the Group 3 senior principal distribution amount, until the certificate balances thereof have been reduced to zero;

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003

               (d) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

                (i)       to the Class B1 Certificates, Accrued Certificate
                       Interest thereon;

                (ii)      to the Class B1 Certificates, their pro rata share
                       of the subordinate principal distribution amount;

                (iii)     to the Class B2 Certificates, Accrued Certificate
                       Interest thereon;

                (iv)      to the Class B2 Certificates, their pro rata share
                       of the subordinate principal distribution amount;

                (v)       to the Class B3 Certificates, Accrued Certificate
                       Interest thereon;

                (vi)      to the Class B3 Certificates, their pro rata share
                       of the subordinate principal distribution amount;

                (vii)     to the Class B4, Class B5 and Class B6 Certificates,
                       interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6
                       Certificates;

                (viii)    to each class of the certificates in order of
                       seniority, the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (b)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

                (ix)      at such time as all other classes have been paid in
                       full and all losses previously allocated have been paid in full, to the Residual Certificates, pro rata.

        A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

        Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

        With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of the principal and interest certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

        "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003

Coupons of the Certificates
---------------------------

-------------------------------------------------------------------------------
    Class     Bond Reset Date       Initial Coupon       Coupon After Bond
                                                             Reset Date
-------------------------------------------------------------------------------
      A1         [May 2006]               [ ]          The Minimum of the (1)
                                                       Group 1 Net Rate and (2)
                                                       1 Year CMT  plus 175 bps
-------------------------------------------------------------------------------
      A1         [May 2010]               [ ]          The Minimum of the (1)
                                                       Group 3 Net Rate and (2)
                                                       1 Year CMT  plus 175 bps
-------------------------------------------------------------------------------
      X1            N/A                   [ ]              Excess Group 1
                                                              Interest
-------------------------------------------------------------------------------
      X3            N/A                   [ ]              Excess Group 3
                                                              Interest
-------------------------------------------------------------------------------

The initial Class A2 Pass-Through Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class A2 Pass-Through Rate will equal the Group 2 Net WAC.

The initial Class B Pass-Through Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B Pass-Through Rate will equal the weighted average of the net rates of the Mortgage Loans supporting the Class B Certificates.

The "Net Rate" for each Mortgage Loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee. The "Net WAC" is the weighted average Net Rate of all of the Mortgage Loans in the applicable Group.

        The initial Class X1 Certificate notional amount will be approximately $122,487,000, and for any distribution date will equal the certificate balance of the Class A1 Certificates immediately preceding that Distribution Date. The Class X1 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A1 Certificates. On each Distribution Date the certificate interest rate on the Class X1 Certificates will equal the excess, if any, of (i) the Group 1 Net WAC over
(ii) the Pass-Through Rate of the Class A1 Certificates.

        The initial Class X2 Certificate notional amount will be approximately $161,341,000, and for any distribution date will equal the certificate balance of the Class A2 Certificates immediately preceding that Distribution Date. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A2 Certificates. On each Distribution Date the certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group 2 Net WAC over
(ii) the Pass-Through Rate of the Class A2 Certificates.

        The initial Class X3 Certificate notional amount will be approximately $28,828,000, and for any distribution date will equal the certificate balance of the Class A3 Certificates immediately preceding that Distribution Date. The Class X3 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A3 Certificates. On each Distribution Date the certificate interest rate on the Class X3 Certificates will equal the excess, if any, of (i) the Group 3 Net WAC over
(ii) the Pass-Through Rate of the Class A3 Certificates.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               August 13, 2003

Selected Mortgage Loan Data:
----------------------------

                      The Mortgage Loans (All Collateral)

Scheduled Principal Balance:                                      $323,159,963
Number of Mortgage Loans:                                                  928
Average Scheduled Principal Balance:                                  $348,233
Weighted Average Gross Coupon:                                           4.74%
Weighted Average Net Coupon:                                             4.48%
Weighted Average Stated Remaining Term:                                    356
Weighted Average Seasoning:                                                  4
Weighted Average Months to Roll:                                            50
Weighted Average Amortized Current LTV Ratio:                            70.3%
Weighted Average Gross Margin:                                           2.26%
Weighted Average Net Margin:                                             2.01%
Weighted Average Initial Rate Cap:                                       3.86%
Weighted Average Periodic Rate Cap:                                      2.00%
Weighted Average Life Cap:                                               5.38%
Weighted Average Gross Maximum Lifetime Rate:                           10.12%
Weighted Average FICO Score:                                               730
Servicer:
    National City Mortgage Co.:                                          87.3%
    Bank of America, N.A.:                                               12.7%


                  Distribution by Scheduled Principal Balance


                                                                    Scheduled
 Scheduled Principal           Number Of            Total Dollar    Principal
     Balance                Mortgage Loans (#)       Amount ($)     Balance (%)
------------------------------------------------------------------------------
 Below $350,000                   414               $80,695,242         25.0%
 $350,001 - $450,000              278               110,152,150         34.1
 $450,001 - $550,000              132                65,292,020         20.2
 $550,001 - $650,000               89                54,590,496         16.9
 $650,001 - $750,000                6                 4,144,691          1.3
 $750,001 - $1,000,000              9                 8,285,363          2.6
-----------------------------------------------------------------------------
 Total                            928              $323,159,963        100.0%
=============================================================================
 Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               August 13, 2003


                         Distribution by Gross Coupon


                                                                    Scheduled
                              Number Of            Total Dollar     Principal
 Gross Coupon              Mortgage Loans (#)       Amount ($)      Balance (%)
-------------------------------------------------------------------------------
 Below 4.00%                        59               $19,494,091      6.0%
 4.00- 4.49%                       174                64,666,247     20.0
 4.50- 4.99%                       375               138,972,138     43.0
 5.00- 5.49%                       218                76,031,233     23.5
 5.50- 5.74%                        34                 9,759,057      3.0
 5.75- 5.99%                        24                 4,989,803      1.5
 6.00- 6.49%                        26                 5,227,551      1.6
 6.50- 6.99%                        11                 2,143,396      0.7
 7.00- 7.49%                         4                 1,123,198      0.3
 7.50- 7.99%                         1                   208,586      0.1
 8.50- 8.99%                         2                   544,663      0.2
 Total                             928              $323,159,963    100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding




            Distribution by Amortized Current Loan-to-Value Ratios

                             Number Of                            Scheduled
Amortized Current          Mortgage Loans       Total Dollar      Principal
Loan-To-Value Ratio              (#)              Amount ($)       Balance (%)
------------------------------------------------------------------------------
 Below 40.00%                      30              $12,946,705         4.0%
 40 - 49.99%                       53               20,958,811         6.5
 50 - 59.99%                       96               39,812,528        12.3
 60 - 69.99%                      146               64,759,635        20.0
 70 - 79.99%                      300              122,029,771        37.8
 80 - 84.99%                       76               20,896,933         6.5
 85 - 89.99%                       95               20,602,170         6.4
 90 - 100.00                      132               21,153,411         6.5
------------------------------------------------------------------------------
 Total                            928             $323,159,963       100.0%
Column totals may not add to 100.0% due to rounding
==============================================================================



                  Distribution by Primary Mortgage Insurance

                                Number Of                            Scheduled
Primary Mortgage              Mortgage Loans       Total Dollar      Principal
Insurance ("PMI")                 (#)              Amount ($)       Balance (%)
------------------------------------------------------------------------------
Amortized CLTV <= 80%              664              $274,954,874       85.1%
Amortized CLTV > 80% With PMI      256                45,901,526       14.2
Amortized CLTV > 80%, No PMI         8                 2,303,563        0.7
------------------------------------------------------------------------------
 Total                             928              $323,159,963      100.0%
==============================================================================
Column totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               August 13, 2003


              Distribution by Stated Remaining Months to Maturity


                                Number Of                            Scheduled
Stated Remaining              Mortgage Loans       Total Dollar      Principal
Term (Scheduled)                  (#)              Amount ($)       Balance (%)
------------------------------------------------------------------------------
Under 301                        7                  $1,076,837        0.3%
301 - 312                        1                     361,050        0.1
313 - 324                        2                     544,663        0.2
325 - 336                        3                     893,663        0.3
337 - 348                       47                   8,767,212        2.7
349 - 360                      868                 311,516,538        96.4
------------------------------------------------------------------------------
Total                          928                $323,159,963       100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding



                             Distribution by Index


                           Number Of                            Scheduled
                         Mortgage Loans       Total Dollar      Principal
Index                        (#)              Amount ($)       Balance (%)
------------------------------------------------------------------------------
 1 YR LIBOR                   882             $307,176,390         95.1%
 1 YR CMT                      46               15,983,573          4.9
------------------------------------------------------------------------------
 Total                        928             $323,159,963        100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding



                        Distribution by Months to Roll


                           Number Of                             Scheduled
                         Mortgage Loans       Total Dollar       Principal
Months To Roll                 (#)              Amount ($)       Balance (%)
------------------------------------------------------------------------------
 19 to 24                      3                    $530,167         0.2%
 25 to 30                     25                   7,823,123         2.4
 31 to 36                    292                 115,324,960        35.7
 37 to 42                     19                   2,923,787         0.9
 43 to 48                     25                   4,938,730         1.5
 49 to 54                     74                  12,227,907         3.8
 55 to 60                    401                 149,143,625        46.2
 67 to 72                      2                     450,705         0.1
 76 to 78                     10                   2,269,590         0.7
 79 to 84                     77                  27,527,369         8.5
------------------------------------------------------------------------------
 Total                       928                $323,159,963       100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               Augsut 13. 2003


                         Distribution by Gross Margin

                           Number Of                             Scheduled
                         Mortgage Loans       Total Dollar       Principal
Gross Margin                   (#)              Amount ($)       Balance (%)
------------------------------------------------------------------------------
 2.00%                         110               $15,989,224          4.9%
 2.25%                         771               290,654,635         89.9
 2.50%                           1                   361,050          0.1
 2.75%                          46                16,155,054          5.0
------------------------------------------------------------------------------
 Total                         928              $323,159,963        100.0%
==============================================================================
Column totals may not add to 100.0% due to rounding



                       Distribution by Initial Rate Cap

                           Number Of                             Scheduled
                         Mortgage Loans       Total Dollar       Principal
Initial Rate Cap               (#)              Amount ($)       Balance (%)
------------------------------------------------------------------------------
 2.00%                        314            $121,838,786          37.7%
 3.00%                          9               2,444,384           0.8
 5.00%                        604             198,515,444          61.4
 6.00%                          1                 361,348           0.1
------------------------------------------------------------------------------
 Total                        928            $323,159,963         100.0%
==============================================================================
Column totals may not add to 100.0% due to rounding



                          Distribution by FICO Score

                           Number Of                             Scheduled
                         Mortgage Loans       Total Dollar       Principal
FICO Score                    (#)              Amount ($)       Balance (%)
------------------------------------------------------------------------------
761 and above                  244              $99,325,049        30.7%
741 - 760                      136               55,302,870        17.1
721 - 740                      106               44,736,836        13.8
701 - 720                       82               32,027,053         9.9
681 - 700                      143               43,580,751        13.5
661 - 680                       97               22,132,427         6.8
641 - 660                       64               13,511,344         4.2
621 - 640                       53               12,091,767         3.7
581 - 620                        3                  451,865         0.1
------------------------------------------------------------------------------
Total                          928             $323,159,963        100.0%
==============================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               August 13, 2003


                        Distribution by Property State

                           Number Of                             Scheduled
                         Mortgage Loans       Total Dollar       Principal
Property State                 (#)              Amount ($)       Balance (%)
------------------------------------------------------------------------------
California                    306               $121,439,016        37.6%
Virginia                       70                 23,508,367         7.3
Texas                          56                 20,858,562         6.5
Illinois                       44                 19,218,500         5.9
Arizona                        58                 15,357,291         4.8
Maryland                       39                 14,153,420         4.4
Colorado                       33                 11,645,934         3.6
Florida                        44                 10,126,225         3.1
All Other(1)                  278                 86,852,647        26.9
------------------------------------------------------------------------------
Total                         928               $323,159,963       100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance.



                         Distribution by Property Type

                           Number Of                             Scheduled
                         Mortgage Loans       Total Dollar       Principal
Property Type                  (#)              Amount ($)       Balance (%)
------------------------------------------------------------------------------
Single Family                 758              $283,791,762         87.8%
Condo                          92                20,070,018          6.2
PUD                            68                15,425,283          4.8
2-4 Family                      8                 3,687,586          1.1
Unknown                         2                   185,315          0.1
------------------------------------------------------------------------------
Total                         928              $323,159,963        100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Loan Purpose

                           Number Of                             Scheduled
                         Mortgage Loans       Total Dollar       Principal
Loan Purpose                  (#)              Amount ($)       Balance (%)
------------------------------------------------------------------------------
Rate/Term Refi                484               $183,443,680        56.8%
Purchase                      322                 94,584,220        29.3
Cashout Refi                  122                 45,132,063        14.0
------------------------------------------------------------------------------
 Total                        928               $323,159,963        100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003


                           Distribution by Occupancy


                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Occupancy                           (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
Owner Occupied                      900               $313,067,661            96.9%
Second Home                          27                 10,054,765             3.1
Non-Owner Occupied                    1                     37,537             0.0
---------------------------------------------------------------------------------------
Total                               928               $323,159,963           100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



                           Distribution by Seasoning

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Seasoning (Months)                  (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 0 - 3                               573              $226,083,254           70.0%
 4 - 6                               215                69,461,347           21.5
 7 - 12                              92                 18,183,827           5.6
 13 - 18                             37                  6,818,733           2.1
 19 - 24                             6                   1,172,868           0.4
 25 - 30                             1                     325,636           0.1
 31 - 36                             1                     386,659           0.1
 37 - 42                             1                     158,004           0.0
 49 - 54                             1                     361,050           0.1
 72+                                 1                     208,586           0.1
---------------------------------------------------------------------------------------
 Total                               928              $323,159,963           100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding




                        Distribution by Document Status

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Document Status                     (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Full/Alt                            835              $288,439,461         89.3%
 Stated                              90                 34,004,909         10.5
 No Doc                              3                     715,593          0.2
---------------------------------------------------------------------------------------
 Total                               928              $323,159,963        100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003


                      Distribution by Property Zip Codes

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Property Zip Codes                  (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 92130                              10                  $4,698,514              1.5%
 20007                              6                    3,148,089              1.0
 94539                              6                    2,942,732              0.9
 95120                              5                    2,471,339              0.8
 95135                              4                    2,225,427              0.7
 94526                              4                    2,060,308              0.6
 92009                              4                    2,043,122              0.6
 95014                              4                    1,953,386              0.6
 94087                              4                    1,828,132              0.6
 60564                              4                    1,809,041              0.6
 All Other                          877                297,979,873             92.2
---------------------------------------------------------------------------------------
 Total                              928               $323,159,963            100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



                          Distribution by Delinquency

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Delinquency                         (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Current                             924              $322,186,426           99.7%
 30 days                             4                     973,537            0.3
---------------------------------------------------------------------------------------
 Total                               928              $323,159,963          100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by Final Maturity Year

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Final Maturity Year                 (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 2017                                2                    $218,312           0.1%
 2018                                3                     560,285           0.2
 2022                                1                      89,655           0.0
 2025                                1                     208,586           0.1
 2029                                1                     361,050           0.1
 2030                                2                     544,663           0.2
 2031                                4                     994,084           0.3
 2032                                118                23,388,431           7.2
 2033                                796               296,794,898           91.8
---------------------------------------------------------------------------------------
 Total                               928              $323,159,963           100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003

                      Distribution by First Payment Year

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 First Payment Year                  (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 1995                                1                    $208,586             0.1%
 1999                                1                     361,050             0.1
 2000                                2                     544,663             0.2
 2001                                4                     994,084             0.3
 2002                                111                21,365,368             6.6
 2003                                809               299,686,214            92.7
---------------------------------------------------------------------------------------
 Total                               928              $323,159,963           100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003

T
                    Distribution by First Rate Change Date

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 First Rate Change Date              (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 4/1/2005                            2                    $372,164            0.1%
 7/1/2005                            1                     158,004            0.0
 9/1/2005                            4                   1,467,513            0.5
 10/1/2005                           1                     105,975            0.0
 11/1/2005                           1                     381,278            0.1
 12/1/2005                           5                   1,626,278            0.5
 1/1/2006                            3                     972,903            0.3
 2/1/2006                           11                   3,269,175            1.0
 3/1/2006                           50                  19,624,679            6.1
 4/1/2006                           87                  33,973,686           10.5
 5/1/2006                            7                   1,677,251            0.5
 6/1/2006                          141                  57,336,620           17.7
 7/1/2006                            4                   1,496,531            0.5
 8/1/2006                            3                   1,216,192            0.4
 10/1/2006                           2                     428,103            0.1
 1/1/2007                            3                     504,420            0.2
 2/1/2007                           14                   1,991,264            0.6
 3/1/2007                            6                   1,232,784            0.4
 4/1/2007                            6                     808,882            0.3
 5/1/2007                            2                     475,777            0.1
 6/1/2007                            3                     692,465            0.2
 7/1/2007                            1                     295,530            0.1
 8/1/2007                            7                   1,433,293            0.4
 9/1/2007                           16                   3,102,242            1.0
 10/1/2007                          12                   2,887,138            0.9
 11/1/2007                          26                   4,038,581            1.2
 12/1/2007                           4                     465,319            0.1
 1/1/2008                            6                     607,403            0.2
 2/1/2008                           10                   1,127,226            0.3
 3/1/2008                           21                   3,724,346            1.2
 3/10/2008                           1                     227,097            0.1
 4/1/2008                           28                   5,711,807            1.8
 5/1/2008                           32                   8,575,559            2.7
 6/1/2008                          316                 129,576,352           40.1
 7/1/2008                            3                   1,328,464            0.4
 4/1/2009                            2                     450,705            0.1
 9/1/2009                            1                     237,242            0.1
 10/1/2009                           2                     719,000            0.2
 11/1/2009                           3                     411,070            0.1
 12/1/2009                           1                     239,434            0.1
 1/1/2010                            2                     230,276            0.1
 2/1/2010                            1                     432,568            0.1
 3/1/2010                            2                     576,527            0.2
 4/1/2010                            3                     416,689            0.1
 5/1/2010                           19                   5,965,134            1.8
 6/1/2010                           52                  20,182,361            6.2
 8/1/2010                            1                     386,659            0.1
---------------------------------------------------------------------------------------
 Total                             928                $323,159,963          100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003


                         Distribution by Original Term

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Original Term                       (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Under 313 Months                      6                  $868,251           0.3%
 349 - 360 Months                    922               322,291,712          99.7
---------------------------------------------------------------------------------------
 Total                               928              $323,159,963         100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding




                         Distribution by Maximum Rate


                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Maximum Rate                        (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 8.50- 8.99%                           5                $1,087,295            0.3%
 9.00- 9.49%                          59                18,920,656            5.9
 9.50- 9.99%                         303               105,998,463            32.8
 10.00-10.49%                        318               116,438,541            36.0
 10.50-10.99%                        175                63,700,748            19.7
 11.00-11.49%                         45                11,989,478            3.7
 11.50-11.99%                         15                 2,821,393            0.9
 12.00-12.49%                          5                 1,450,140            0.4
 12.50-12.99%                          1                   208,586            0.1
 13.50-13.99%                          1                   386,659            0.1
 14.50-14.99%                          1                   158,004            0.0
---------------------------------------------------------------------------------------
 Total                               928              $323,159,963          100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003


                         The Mortgage Loans (Group 1)

Scheduled Principal Balance:                                      $126,602,037
Number of Mortgage Loans:                                                  339
Average Scheduled Principal Balance:                                  $373,457
Weighted Average Gross Coupon:                                           4.45%
Weighted Average Net Coupon:                                             4.20%
Weighted Average Stated Remaining Term:                                    355
Weighted Average Seasoning:                                                  4
Weighted Average Months to Roll:                                            33
Weighted Average Amortized Current LTV Ratio:                            69.0%
Weighted Average Gross Margin:                                           2.28%
Weighted Average Net Margin:                                             2.02%
Weighted Average Initial Rate Cap:                                       2.13%
Weighted Average Periodic Rate Cap:                                      2.00%
Weighted Average Life Cap:                                               5.96%
Weighted Average Gross Maximum Lifetime Rate:                           10.42%
Weighted Average FICO Score:                                               730
Servicer:
    National City Mortgage Co.:                                          93.2%
    Bank of America, N.A.:                                                6.8%


                  Distribution by Scheduled Principal Balance

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Scheduled Principal Balance         (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Below $350,000                     133                $28,058,075            22.2%
 $350,001 - $450,000                104                 41,148,743            32.5
 $450,001 - $550,000                 57                 28,105,206            22.2
 $550,001 - $650,000                 37                 22,504,886            17.8
 $650,001 - $750,000                  3                  2,054,357             1.6
 $750,001 - $1,000,000                5                  4,730,771             3.7
---------------------------------------------------------------------------------------
 Total                              339               $126,602,037           100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003


                         Distribution by Gross Coupon

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Gross Coupon                        (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Below 4.00%                          54               $18,406,796           14.5%
 4.00- 4.49%                         120                47,496,178           37.5
 4.50- 4.99%                         120                49,218,770           38.9
 5.00- 5.49%                          19                 6,466,964            5.1
 5.50- 5.74%                           1                    73,160            0.1
 5.75- 5.99%                           4                   442,318            0.3
 6.00- 6.49%                          10                 2,154,982            1.7
 6.50- 6.99%                           6                 1,082,617            0.9
 7.00- 7.49%                           3                   893,663            0.7
 7.50- 7.99%                           1                   208,586            0.2
 8.50- 8.99%                           1                   158,004            0.1
---------------------------------------------------------------------------------------
 Total                               339              $126,602,037          100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



                    Distribution by Amortized Current Loan-to-Value Ratios

                                  Number Of                                Scheduled
Amortized Current              Mortgage Loans         Total Dollar         Principal
Loan-to-Value Ratios                 (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Below 40.00%                        13                 $6,195,710            4.9%
 40 - 49.99%                         23                  8,790,987            6.9
 50 - 59.99%                         39                 15,284,511           12.1
 60 - 69.99%                         57                 26,011,611           20.5
 70 - 79.99%                        128                 51,528,278           40.7
 80 - 84.99%                         23                  7,046,359            5.6
 85 - 89.99%                         26                  6,931,248            5.5
 90 - 100.00                         30                  4,813,334            3.8
---------------------------------------------------------------------------------------
 Total                               339              $126,602,037          100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



                  Distribution by Primary Mortgage Insurance

                                  Number Of                                Scheduled
Primary Mortgage               Mortgage Loans         Total Dollar         Principal
Insurance ("PMI")                    (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Amortized CLTV <= 80%               277              $113,932,179           90.0%
 Amortized CLTV > 80% With PMI        62                12,669,858           10.0
---------------------------------------------------------------------------------------
 Total                               339              $126,602,037          100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003



                     Distribution by Stated Remaining Months to Maturity


                                  Number Of                                Scheduled
Stated Remaining               Mortgage Loans         Total Dollar         Principal
Months to Maturity                   (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Under 301                             2                  $608,105            0.5%
 313 - 324                             1                   158,004            0.1
 325 - 336                             3                   893,663            0.7
 337 - 348                            22                 3,828,482            3.0
 349 - 360                           311               121,113,784           95.7
---------------------------------------------------------------------------------------
 Total                               339              $126,602,037          100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding




                             Distribution by Index

                                                                      Scheduled
                            Number Of            Total Dollar         Principal
Index                    Mortgage Loans (#)      Amount ($)           Balance (%)
---------------------------------------------------------------------------------------
 1 YR LIBOR                  315                 $118,449,247           93.6%
 1 YR CMT                     24                    8,152,790            6.4
---------------------------------------------------------------------------------------
 Total                       339                 $126,602,037          100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



                        Distribution by Months to Roll

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
Months to Roll                       (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 19 to 24                              3                  $530,167           0.4%
 25 to 30                             25                 7,823,123           6.2
 31 to 36                            292               115,324,960          91.1
 37 to 42                             19                 2,923,787           2.3
---------------------------------------------------------------------------------------
 Total                               339              $126,602,037         100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Gross Margin

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
Gross Margin                         (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 2.00%                                17                $2,516,127            2.0%
 2.25%                               297               115,400,589           91.2
 2.75%                                25                 8,685,321            6.9
---------------------------------------------------------------------------------------
 Total                               339              $126,602,037          100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003


                       Distribution by Initial Rate Cap

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
Initial Rate Cap                     (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 2.00%                               312              $121,135,271           95.7%
 3.00%                                 2                   366,589            0.3
 5.00%                                24                 4,738,828            3.7
 6.00%                                 1                   361,348            0.3
---------------------------------------------------------------------------------------
 Total                               339              $126,602,037          100.0%
---------------------------------------------------------------------------------------
Column totals may not add to 100.0% due to rounding



                          Distribution by FICO Score

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 FICO Score                          (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 761 and above                      92                 $38,355,488           30.3%
 741 - 760                          52                  20,412,635           16.1
 721 - 740                          45                  19,635,085           15.5
 701 - 720                          38                  14,495,695           11.4
 681 - 700                          51                  16,620,253           13.1
 661 - 680                          28                   7,640,062            6.0
 641 - 660                          17                   4,876,044            3.9
 621 - 640                          14                   4,282,787            3.4
 581 - 620                           2                     283,990            0.2
---------------------------------------------------------------------------------------
 Total                             339                $126,602,037          100.0%
---------------------------------------------------------------------------------------
Column totals may not add to 100.0% due to rounding



                        Distribution by Property State

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
Property State                       (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 California                          113               $44,882,181           35.5%
 Illinois                            24                 10,233,049            8.1
 Texas                               20                  8,160,816            6.4
 Virginia                            23                  7,251,906            5.7
 Maryland                            17                  6,593,816            5.2
 Colorado                            17                  6,178,288            4.9
 Arizona                             20                  5,669,030            4.5
 Michigan                            11                  5,560,741            4.4
 Florida                             16                  4,949,109            3.9
 All Other (1)                       78                 27,123,102           21.4
---------------------------------------------------------------------------------------
 Total                               339              $126,602,037          100.0%
---------------------------------------------------------------------------------------
Column totals may not add to 100.0% due to rounding

(1) Each of the other states is less than 3.0% of the aggregate principal balance


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003


                         Distribution by Property Type




                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
Property Type                        (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Single Family                       283              $111,300,710           87.9%
 Condominium                          35                 8,210,324            6.5
 PUD                                  16                 4,434,295            3.5
 2-4 Family                            5                 2,656,708            2.1
---------------------------------------------------------------------------------------
 Total                               339              $126,602,037          100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Loan Purpose

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Loan Purpose                        (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Rate/Term Refi                     182                $72,035,026           56.9%
 Purchase                           100                 34,261,030           27.1
 Cashout Refi                       57                  20,305,982           16.0
---------------------------------------------------------------------------------------
 Total                              339               $126,602,037          100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



                           Distribution by Occupancy

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Occupancy                           (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Owner Occupied                     328               $122,703,766          96.9%
 Second Home                        11                   3,898,271           3.1
---------------------------------------------------------------------------------------
 Total                              339               $126,602,037         100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



                           Distribution by Seasoning

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Seasoning (Months)                  (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 0 - 3                               151               $60,455,385           47.8%
 4 - 6                               149                57,245,088           45.2
 7 - 12                               12                 3,812,831            3.0
 13 - 18                              18                 3,223,641            2.5
 19 - 24                               6                 1,172,868            0.9
 25 - 30                               1                   325,636            0.3
 37 - 42                               1                   158,004            0.1
 72+                                   1                   208,586            0.2
---------------------------------------------------------------------------------------
 Total                               339              $126,602,037          100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003


                        Distribution by Document Status

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Document Status                     (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Full/Alt                            296              $110,591,762           87.4%
 Stated                               42                15,801,689           12.5
 No Doc                                1                   208,586            0.2
---------------------------------------------------------------------------------------
 Total                               339              $126,602,037          100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by Property Zip Codes

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
 Property Zip Codes                  (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 95120                               4                  $2,108,216           1.7%
 94539                               4                   2,041,210           1.6
 48103                               2                   1,568,428           1.2
 20878                               4                   1,533,482           1.2
 85268                               5                   1,284,719           1.0
 92009                               2                   1,151,085           0.9
 95117                               3                   1,115,473           0.9
 89509                               2                   1,106,765           0.9
 20007                               2                   1,106,278           0.9
 75034                               2                   1,074,349           0.8
 All Other                         309                 112,512,033           88.9
---------------------------------------------------------------------------------------
 Total                             339                $126,602,037           100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding




                          Distribution by Delinquency

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
Delinquency                          (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Current                             336              $125,734,669            99.3%
 30 days                               3                   867,369             0.7
---------------------------------------------------------------------------------------
 Total                               339              $126,602,037           100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003



                      Distribution by Final Maturity Year

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
Final Maturity Year                  (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 2018                                 1                   $399,520           0.3%
 2025                                 1                    208,586           0.2
 2030                                 1                    158,004           0.1
 2031                                 4                    994,084           0.8
 2032                                30                  6,567,988           5.2
 2033                               302                118,273,856          93.4
---------------------------------------------------------------------------------------
 Total                              339               $126,602,037         100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by First Payment Year

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
First Payment Year                   (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 1995                                1                    $208,586          0.2%
 2000                                1                     158,004          0.1
 2001                                4                     994,084          0.8
 2002                               25                   4,941,711          3.9
 2003                              308                 120,299,654          95.0
---------------------------------------------------------------------------------------
 Total                             339                $126,602,037         100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



                    Distribution by First Rate Change Date

                                  Number Of                                Scheduled
First Rate                     Mortgage Loans         Total Dollar         Principal
Change Date                          (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 4/1/2005                      2                          $372,164        0.3%
 7/1/2005                      1                           158,004        0.1
 9/1/2005                      4                         1,467,513        1.2
 10/1/2005                     1                           105,975        0.1
 11/1/2005                     1                           381,278        0.3
 12/1/2005                     5                         1,626,278        1.3
 1/1/2006                      3                           972,903        0.8
 2/1/2006                      11                        3,269,175        2.6
 3/1/2006                      50                       19,624,679        15.5
 4/1/2006                      87                       33,973,686        26.8
 5/1/2006                      7                         1,677,251        1.3
 6/1/2006                      141                      57,336,620        45.3
 7/1/2006                      4                         1,496,531        1.2
 8/1/2006                      3                         1,216,192        1.0
 10/1/2006                     2                           428,103        0.3
 1/1/2007                      3                           504,420        0.4
 2/1/2007                      14                        1,991,264        1.6
---------------------------------------------------------------------------------------
 Total                         339                    $126,602,037        100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003


                         Distribution by Original Term

                                  Number Of                                Scheduled
                               Mortgage Loans         Total Dollar         Principal
Original Term                        (#)               Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Under 313 Months                     1                   $399,520            0.3%
 349 - 360 Months                     0                126,202,518           99.7
---------------------------------------------------------------------------------------
 Total                              339               $126,602,037          100.0%
---------------------------------------------------------------------------------------
Column totals may not add to 100.0% due to rounding



                         Distribution by Maximum Rate

                                                                          Scheduled
                              Number Of             Total Dollar          Principal
Maximum Rate               Mortgage Loans (#)         Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 9.00- 9.49%                     5                      $1,750,587            1.4%
 9.50- 9.99%                    49                      16,656,209           13.2
 10.00-10.49%                  121                      47,571,582           37.6
 10.50-10.99%                  124                      49,689,027           39.2
 11.00-11.49%                   27                       8,219,600            6.5
 11.50-11.99%                    7                       1,127,839            0.9
 12.00-12.49%                    4                       1,220,605            1.0
 12.50-12.99%                    1                         208,586            0.2
 14.50-14.99%                    1                         158,004            0.1
---------------------------------------------------------------------------------------
 Total                         339                    $126,602,037          100.0%
=======================================================================================
Column totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003



                         The Mortgage Loans (Group 2)

Scheduled Principal Balance:                                      $166,760,967
Number of Mortgage Loans:                                                  502
Average Scheduled Principal Balance:                                  $332,193
Weighted Average Gross Coupon:                                           4.86%
Weighted Average Net Coupon:                                             4.61%
Weighted Average Stated Remaining Term:                                    356
Weighted Average Seasoning:                                                  3
Weighted Average Months to Roll:                                            57
Weighted Average Amortized Current LTV Ratio:                            71.9%
Weighted Average Gross Margin:                                           2.25%
Weighted Average Net Margin:                                             2.00%
Weighted Average Initial Rate Cap:                                       4.97%
Weighted Average Periodic Rate Cap:                                      2.00%
Weighted Average Life Cap:                                               5.01%
Weighted Average Gross Maximum Lifetime Rate:                            9.87%
Weighted Average FICO Score:                                               728
Servicer:
    National City Mortgage Co.:                                          81.8%
    Bank of America, N.A.:                                               18.2%


                  Distribution by Scheduled Principal Balance

                                                                          Scheduled
 Scheduled Principal           Number Of              Total Dollar        Principal
 Balance                    Mortgage Loans (#)         Amount ($)         Balance (%)
---------------------------------------------------------------------------------------
 Below $350,000                   243                  $45,156,623            27.1%
 $350,001 - $450,000              145                   57,723,667            34.6
 $450,001 - $550,000               65                   32,317,381            19.4
 $550,001 - $650,000               43                   26,607,970            16.0
 $650,001 - $750,000                2                    1,400,734             0.8
 $750,001 - $1,000,000              4                    3,554,592             2.1
---------------------------------------------------------------------------------------
 Total                            502                 $166,760,967           100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003



                         Distribution by Gross Coupon


                                                                          Scheduled
                                 Number Of             Total Dollar       Principal
 Gross Coupon                Mortgage Loans (#)         Amount ($)        Balance (%)
---------------------------------------------------------------------------------------
 Below 4.00%                       5                    $1,087,295            0.7%
 4.00- 4.49%                      51                    16,380,664            9.8
 4.50- 4.99%                     242                    85,899,592           51.5
 5.00- 5.49%                     151                    52,429,522           31.4
 5.50- 5.74%                      17                     4,023,526            2.4
 5.75- 5.99%                      15                     3,010,053            1.8
 6.00- 6.49%                      15                     2,640,001            1.6
 6.50- 6.99%                       5                     1,060,779            0.6
 7.00- 7.49%                       1                       229,535            0.1
---------------------------------------------------------------------------------------
 Total                           502                  $166,760,967          100.0%
---------------------------------------------------------------------------------------
Column Totals may not add to 100.0% due to rounding


                    Distribution by Amortized Current Loan-to-Value Ratios

                                                                             Scheduled
Amortized Current               Number Of              Total Dollar          Principal
Loan-to-Value Ratios         Mortgage Loans (#)          Amount ($)          Balance (%)
---------------------------------------------------------------------------------------
 Below 40.00%                     12                    $4,749,836             2.8%
 40 - 49.99%                      21                     9,570,274             5.7
 50 - 59.99%                      47                    20,234,864            12.1
 60 - 69.99%                      75                    32,529,008            19.5
 70 - 79.99%                     145                    60,022,187            36.0
 80 - 84.99%                      47                    12,307,320             7.4
 85 - 89.99%                      58                    11,677,543             7.0
 90 - 100.00                      97                    15,669,934             9.4
---------------------------------------------------------------------------------------
 Total                           502                  $166,760,967           100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding




                  Distribution by Primary Mortgage Insurance

                                    Number Of                            Scheduled
Primary Mortgage                  Mortgage Loans     Total Dollar        Principal
Insurance ("PMI")                      (#)            Amount ($)         Balance (%)
---------------------------------------------------------------------------------------
 Amortized CLTV <= 80%                320             $134,408,911         80.6%
 Amortized CLTV > 80% With PMI        175               30,435,152         18.3
 Amortized CLTV > 80%, No PMI           7                1,916,904          1.1
---------------------------------------------------------------------------------------
 Total                                502             $166,760,967        100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003



                     Distribution by Stated Remaining Months to Maturity

                                                                       Scheduled
Stated Remaining                 Number Of            Total Dollar     Principal
Months to Maturity             Mortgage Loans (#)     Amount ($)       Balance (%)
---------------------------------------------------------------------------------------
 Under 301                          4                  $378,760           0.2%
 301 - 312                          1                   361,050           0.2
 337 - 348                         25                 4,938,730           3.0
 349 - 360                        472               161,082,427          96.6
---------------------------------------------------------------------------------------
 Total                            502              $166,760,967         100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding




                             Distribution by Index

                                                                      Scheduled
                             Number Of             Total Dollar       Principal
Index                     Mortgage Loans (#)       Amount ($)         Balance (%)
-------------------------------------------------------------------------------------
 1 YR CMT                      18                     $6,086,799         3.7%
 1 YR LIBOR                    484                   160,674,168        96.3
-------------------------------------------------------------------------------------
 Total                         502                  $166,760,967       100.0%
=====================================================================================
Column Totals may not add to 100.0% due to rounding




                        Distribution by Months to Roll

                                                                        Scheduled
                            Number Of                Total Dollar      Principal
Months to Roll           Mortgage Loans(#)           Amount ($)        Balance (%)
---------------------------------------------------------------------------------------
 43 to 48                      25                     $4,938,730          3.0%
 49 to 54                      74                     12,227,907          7.3
 55 to 60                     401                    149,143,625         89.4
 67 to 72                       2                        450,705          0.3
---------------------------------------------------------------------------------------
 Total                        502                   $166,760,967        100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding



                         Distribution by Gross Margin

                             Number Of                             Scheduled
                           Mortgage Loans      Total Dollar        Principal
Gross Margin                   (#)              Amount ($)         Balance (%)
---------------------------------------------------------------------------------------
 2.00%                         81               $12,065,352         7.2%
 2.25%                        403               148,608,815        89.1
 2.50%                          1                   361,050         0.2
 2.75%                         17                 5,725,749         3.4
---------------------------------------------------------------------------------------
 Total                        502              $166,760,967       100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003



                       Distribution by Initial Rate Cap


                                                                Scheduled
                           Number Of         Total Dollar       Principal
Initial Rate Cap        Mortgage Loans(#)    Amount ($)         Balance (%)
-------------------------------------------------------------------------------
 3.00%                        6             $1,691,136           1.0%
 5.00%                      495            164,658,716          98.7
 NA                           1                411,115           0.2
-------------------------------------------------------------------------------
 Total                      502           $166,760,967         100.0%
===============================================================================
Column Totals may not add to 100.0% due to rounding





                          Distribution by FICO Score

                                    Number Of                            Scheduled
                                  Mortgage Loans     Total Dollar        Principal
FICO Score                             (#)            Amount ($)         Balance (%)
---------------------------------------------------------------------------------------
 761+                                  119             $48,542,060          29.1%
 741 - 760                              72              30,100,776          18.1
 721 - 740                              49              20,683,413          12.4
 701 - 720                              35              13,961,255           8.4
 681 - 700                              87              25,678,109          15.4
 661 - 680                              64              13,458,918           8.1
 641 - 660                              42               7,795,316           4.7
 621 - 640                              33               6,373,244           3.8
 NA                                      1                 167,875           0.1
---------------------------------------------------------------------------------------
 Total                                 502            $166,760,967         100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding




                        Distribution by Property State

                                                                         Scheduled
                            Number Of                 Total Dollar       Principal
Property State            Mortgage Loans (#)           Amount ($)        Balance (%)
---------------------------------------------------------------------------------------
 California                   181                      $71,908,220        43.1%
 Virginia                      37                       11,942,729         7.2
 Texas                         29                        9,975,911         6.0
 Illinois                      17                        8,227,071         4.9
 Arizona                       27                        6,386,621         3.8
 Maryland                      18                        6,015,356         3.6
 North Carolina                32                        5,740,873         3.4
 Florida                       28                        5,177,116         3.1
 All Other                    133                       41,387,069        24.8
---------------------------------------------------------------------------------------
 Total                        502                     $166,760,967       100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding

(1) Each of the other states is less than 3.0% of the aggregate principal balance


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003



                         Distribution by Property Type

                                    Number Of                            Scheduled
                                  Mortgage Loans     Total Dollar        Principal
Property Type                          (#)            Amount ($)         Balance (%)
---------------------------------------------------------------------------------------
 Single Family                        400             $145,494,070          87.2%
 PUD                                   50               10,710,038           6.4
 Condo                                 47                9,340,666           5.6
 2-4 Family                             3                1,030,878           0.6
 Unknown                                2                  185,315           0.1
---------------------------------------------------------------------------------------
 Total                                502             $166,760,967         100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding


                         Distribution by Loan Purpose

                                    Number Of                            Scheduled
                                  Mortgage Loans     Total Dollar        Principal
Loan Purpose                           (#)            Amount ($)         Balance (%)
---------------------------------------------------------------------------------------
 Rate/Term Refi                       252              $95,226,855          57.1%
 Purchase                             196               51,461,709          30.9
 Cashout Refi                          54               20,072,403          12.0
---------------------------------------------------------------------------------------
 Total                                502             $166,760,967         100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003



                           Distribution by Occupancy

                                    Number Of                            Scheduled
                                  Mortgage Loans     Total Dollar        Principal
Occupancy                              (#)            Amount ($)         Balance (%)
---------------------------------------------------------------------------------------
 Owner Occupied                      487              $161,626,967        96.9%
 Second Home                          14                 5,096,463         3.1
 Non-Owner                             1                    37,537         0.0
---------------------------------------------------------------------------------------
 Total                               502              $166,760,967       100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding



                           Distribution by Seasoning

                                    Number Of                            Scheduled
                                  Mortgage Loans     Total Dollar        Principal
Seasoning (Months)                     (#)            Amount ($)         Balance (%)
---------------------------------------------------------------------------------------
 0 - 3                               351              $139,480,375          83.6%
 4 - 6                                60                10,790,475           6.5
 7 - 12                               71                12,533,975           7.5
 13 -18                               19                 3,595,092           2.2
 49 - 54                               1                   361,050           0.2
---------------------------------------------------------------------------------------
 Total                               502              $166,760,967         100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding


                        Distribution by Document Status

                                    Number Of                            Scheduled
                                  Mortgage Loans     Total Dollar        Principal
Document Status                        (#)            Amount ($)         Balance (%)
---------------------------------------------------------------------------------------
 Full/Alt                             457             $149,489,745         89.6%
 Stated                                43               16,764,215         10.1
 No Doc                                 2                  507,007          0.3
---------------------------------------------------------------------------------------
 Total                                502             $166,760,967        100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003


                      Distribution by Property Zip Codes

                                   Number Of                            Scheduled
                                  Mortgage Loans     Total Dollar        Principal
Property Zip Codes                     (#)            Amount ($)         Balance (%)
---------------------------------------------------------------------------------------
 92130                                  8               $3,705,539          2.2%
 95135                                  3                1,859,421          1.1
 94526                                  3                1,706,308          1.0
 60091                                  3                1,651,753          1.0
 20007                                  3                1,532,983          0.9
 95014                                  3                1,477,762          0.9
 94513                                  4                1,476,778          0.9
 90272                                  2                1,275,000          0.8
 94566                                  2                1,251,997          0.8
 20171                                  3                1,243,787          0.7
 All Other                            468              149,579,640         89.7
---------------------------------------------------------------------------------------
 Total                                502             $166,760,967        100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding




                          Distribution by Delinquency


                                    Number Of                            Scheduled
                                  Mortgage Loans     Total Dollar        Principal
Delinquency                            (#)            Amount ($)         Balance (%)
---------------------------------------------------------------------------------------
 Current                              501             $166,654,799        99.9%
 30 days                                1                  106,168         0.1
---------------------------------------------------------------------------------------
 Total                                502             $166,760,967       100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding




                      Distribution by Final Maturity Year

                                    Number Of                            Scheduled
                                  Mortgage Loans     Total Dollar        Principal
Final Maturity Year                    (#)            Amount ($)         Balance (%)
---------------------------------------------------------------------------------------
 2017                                  1                  $128,339          0.1%
 2018                                  2                   160,766          0.1
 2022                                  1                    89,655          0.1
 2029                                  1                   361,050          0.2
 2032                                 82                15,303,670          9.2
 2033                                415               150,717,487         90.4
---------------------------------------------------------------------------------------
 Total                               502              $166,760,967        100.0%
=======================================================================================
Column Totals may not add to 100.0% due to rounding

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               August 13, 2002



                      Distribution by First Payment Year



                                    Number Of                            Scheduled
                                  Mortgage Loans     Total Dollar        Principal
First Payment Year                     (#)            Amount ($)         Balance (%)
-------------------------------------------------------------------------------------
 1999                                   1              $361,050               0.2%
 2002                                  80            15,056,345               9.0
 2003                                 421           151,343,572              90.8
-------------------------------------------------------------------------------------
 Total                                502          $166,760,967             100.0%
=====================================================================================
Column Totals may not add to 100.0% due to rounding



                    Distribution by First Rate Change Date

                                    Number Of                            Scheduled
                                  Mortgage Loans     Total Dollar        Principal
First Rate Change Date                 (#)            Amount ($)         Balance (%)
------------------------------------------------------------------------------------
 3/1/2007                              6                $1,232,784          0.7%
 4/1/2007                              6                   808,882          0.5
 5/1/2007                              2                   475,777          0.3
 6/1/2007                              3                   692,465          0.4
 7/1/2007                              1                   295,530          0.2
 8/1/2007                              7                 1,433,293          0.9
 9/1/2007                             16                 3,102,242          1.9
 10/1/2007                            12                 2,887,138          1.7
 11/1/2007                            26                 4,038,581          2.4
 12/1/2007                             4                   465,319          0.3
 1/1/2008                              6                   607,403          0.4
 2/1/2008                             10                 1,127,226          0.7
 3/1/2008                             21                 3,724,346          2.2
 3/10/2008                             1                   227,097          0.1
 4/1/2008                             28                 5,711,807          3.4
 5/1/2008                             32                 8,575,559          5.1
 6/1/2008                            316               129,576,352         77.7
 7/1/2008                              3                 1,328,464          0.8
 4/1/2009                              2                   450,705          0.3
----------------------------------------------------------------------------------
 Total                               502              $166,760,967        100.0%
==================================================================================
Column Totals may not add to 100.0% due to rounding



                         Distribution by Original Term


                                                                  Scheduled
                            Number Of             Total Dollar    Principal
 Original Term          Mortgage Loans (#)         Amount ($)     Balance (%)
----------------------------------------------------------------------------
 Under 313 Months              4                     $378,760         0.2%
 349 - 360 Months            498                  166,382,207        99.8
----------------------------------------------------------------------------
 Total                       502                 $166,760,967       100.0%
============================================================================
Column Totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003


                         Distribution by Maximum Rate


                       Number Of                                 Scheduled
                     Mortgage Loans         Total Dollar         Principal
 Maximum Rate             (#)               Amount ($)           Balance (%)
----------------------------------------------------------------------------
 8.50- 8.99%              5                 $1,087,295              0.7%
 9.00- 9.49%             51                 16,380,664              9.8
 9.50- 9.99%            241                 85,488,477             51.3
 10.00-10.49%           149                 51,732,212             31.0
 10.50-10.99%            30                  6,811,918              4.1
 11.00-11.49%            17                  3,337,311              2.0
 11.50-11.99%             8                  1,693,555              1.0
 12.00-12.49%             1                    229,535              0.1
----------------------------------------------------------------------------
 Total                  502               $166,760,967            100.0%
=============================================================================
Column Totals may not add to 100.0% due to rounding







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003




                         The Mortgage Loans (Group 3)

Scheduled Principal Balance:                                       $29,796,959
Number of Mortgage Loans:                                                   87
Average Scheduled Principal Balance:                                  $342,494
Weighted Average Gross Coupon:                                           5.24%
Weighted Average Net Coupon:                                             4.98%
Weighted Average Stated Remaining Term:                                    356
Weighted Average Seasoning:                                                  3
Weighted Average Months to Roll:                                            81
Weighted Average Amortized Current LTV Ratio:                            67.4%
Weighted Average Gross Margin:                                           2.27%
Weighted Average Net Margin:                                             2.02%
Weighted Average Initial Rate Cap:                                       4.95%
Weighted Average Periodic Rate Cap:                                      2.00%
Weighted Average Life Cap:                                               5.00%
Weighted Average Gross Maximum Lifetime Rate:                           10.24%
Weighted Average FICO Score:                                               741
Servicer:
    National City Mortgage Co.:                                          92.6%
    Bank of America, N.A.:                                                7.4%



                  Distribution by Scheduled Principal Balance


                              Number Of                            Scheduled
 Scheduled Principal        Mortgage Loans       Total Dollar     Principal
 Balance                        (#)               Amount ($)      Balance (%)
-----------------------------------------------------------------------------

 Below $350,000                38                  $7,480,545        25.1%
 $350,001 - $450,000           29                  11,279,741        37.9
 $450,001 - $550,000           10                   4,869,433        16.3
 $550,001 - $650,000            9                   5,477,641        18.4
 $650,001 - $750,000            1                     689,600         2.3
-----------------------------------------------------------------------------
 Total                         87                 $29,796,959       100.0%
=============================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Gross Coupon


                        Number Of                             Scheduled
                      Mortgage Loans      Total Dollar         Principal
 Gross Coupon              (#)             Amount ($)         Balance (%)
---------------------------------------------------------------------------
 4.00- 4.49%                3                $789,405            2.6%
 4.50- 4.99%               13               3,853,777           12.9
 5.00- 5.49%               48              17,134,746           57.5
 5.50- 5.74%               16               5,662,372           19.0
 5.75- 5.99%                5               1,537,432            5.2
 6.00- 6.49%                1                 432,568            1.5
 8.50- 8.99%                1                 386,659            1.3
---------------------------------------------------------------------------
 Total                     87             $29,796,959          100.0%
===========================================================================

Column totals may not add to 100.0% due to rounding







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003



            Distribution by Amortized Current Loan-to-Value Ratios

                            Number Of                          Scheduled
 Amortized Current         Mortgage Loans      Total Dollar     Principal
 Loan-To-Value Ratio           (#)              Amount ($)     Balance (%)
-----------------------------------------------------------------------------
 Below 40.00%                   5             $2,001,158        6.7%
 40 - 49.99%                    9              2,597,550        8.7
 50 - 59.99%                   10              4,293,153        14.4
 60 - 69.99%                   14              6,219,016        20.9
 70 - 79.99%                   27             10,479,306        35.2
 80 - 84.99%                    6              1,543,254        5.2
 85 - 89.99%                   11              1,993,378        6.7
 90 - 100.00                    5                670,143        2.2
-----------------------------------------------------------------------------
 Total                         87            $29,796,959        100.0%
=============================================================================
Column totals may not add to 100.0% due to rounding




                  Distribution by Primary Mortgage Insurance

                                  Number Of                      Scheduled
 Primary Mortgage               Mortgage Loans   Total Dollar    Principal
 Insurance ("PMI")                  (#)           Amount ($)     Balance (%)
-------------------------------------------------------------------------------
 Amortized CLTV <= 80%               67          $26,613,784       89.3%
 Amortized CLTV > 80% With PMI       19            2,796,516        9.4
 Amortized CLTV > 80%, No PMI         1              386,659        1.3
-------------------------------------------------------------------------------
 Total                               87          $29,796,959      100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding



              Distribution by Stated Remaining Months to Maturity


                            Number Of                           Scheduled
Stated Remaining         Mortgage Loans       Total Dollar      Principal
Term (Scheduled)              (#)             Amount ($)        Balance (%)
-------------------------------------------------------------------------------
 Under 301                     1                  $89,972         0.3%
 313 - 324                     1                  386,659         1.3
 349 - 360                     85              29,320,327        98.4
-------------------------------------------------------------------------------
 Total                         87             $29,796,959       100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding




                             Distribution by Index


                         Number Of                               Scheduled
                       Mortgage Loans        Total Dollar        Principal
 Index                      (#)              Amount ($)         Balance (%)
-------------------------------------------------------------------------------
 1 YR CMT                   4               $1,743,984             5.9%
 1 YR LIBOR                83               28,052,975            94.1
-------------------------------------------------------------------------------
 Total                     87              $29,796,959           100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003



                        Distribution by Months to Roll


                             Number Of                             Scheduled
                           Mortgage Loans        Total Dollar      Principal
 Months To Roll                (#)                Amount ($)       Balance (%)
-------------------------------------------------------------------------------
 76 to 78                      10                 $2,269,590         7.6%
 79 to 84                      77                 27,527,369        92.4
-------------------------------------------------------------------------------
 Total                         87                $29,796,959       100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding




                         Distribution by Gross Margin


                           Number Of                               Scheduled
                       Mortgage Loans        Total Dollar           Principal
 Gross Margin                (#)              Amount ($)           Balance (%)
-------------------------------------------------------------------------------
 2.00%                       12                       $1,407,745        4.7%
 2.25%                       71                       26,645,230        89.4
 2.75%                        4                         1,743,984        5.9
-------------------------------------------------------------------------------
 Total                       87                      $29,796,959        100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding



                       Distribution by Initial Rate Cap


                           Number Of                              Scheduled
                         Mortgage Loans      Total Dollar         Principal
 Gross Margin                (#)               Amount ($)         Balance (%)
-------------------------------------------------------------------------------
 2.00%                         1               $292,400            1.0%
 3.00%                         1                386,659            1.3
 5.00%                         85            29,117,900           97.7
-------------------------------------------------------------------------------
 Total                         87           $29,796,959          100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding




                          Distribution by FICO Score


                            Number Of                            Scheduled
                          Mortgage Loans      Total Dollar        Principal
 FICO Score                   (#)             Amount ($)          Balance (%)
-------------------------------------------------------------------------------
 761 and above                33               $12,427,500        41.7%
 741 - 760                    12                 4,789,459        16.1
 721 - 740                    12                 4,418,338        14.8
 701 - 720                     9                 3,570,103        12.0
 681 - 700                     5                 1,282,389         4.3
 661 - 680                     5                 1,033,447         3.5
 641 - 660                     5                   839,985         2.8
 621 - 640                     6                 1,435,737         4.8
-------------------------------------------------------------------------------
 Total                        87               $29,796,959       100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding











This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003



                        Distribution by Property State

                       Number Of
                     Mortgage Loans       Total Dollar    Scheduled Principal
 Property State         (#)                Amount ($)         Balance (%)
-------------------------------------------------------------------------------
 California              12                 $4,648,615        15.6%
 Virginia                10                  4,313,732        14.5
 Arizona                 11                  3,301,640        11.1
 Texas                    7                  2,721,835         9.1
 New Jersey               5                  2,086,613         7.0
 Maryland                 4                  1,544,249         5.2
 DC                       3                  1,507,793         5.1
 Missouri                 3                  1,382,769         4.6
 Colorado                 4                  1,267,303         4.3
 Georgia                  4                  1,064,114         3.6
 All Other (1)           24                  5,958,296        20.0
-------------------------------------------------------------------------------
 Total                   87                $29,796,959       100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding

(1) Each of the other states is less than 3.0% of the aggregate principal balance



                         Distribution by Property Type


                            Number Of                            Scheduled
                          Mortgage Loans       Total Dollar      Principal
 Property Type                (#)               Amount ($)       Balance (%)
-------------------------------------------------------------------------------
 Single Family                75               $26,996,981        90.6%
 Condominium                  10                 2,519,028         8.5
 PUD                           2                   280,950         0.9
-------------------------------------------------------------------------------
 Total                        87               $29,796,959       100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding




                         Distribution by Loan Purpose


                          Number Of                                Scheduled
                        Mortgage Loans         Total Dollar        Principal
 Loan Purpose                (#)                Amount ($)         Balance (%)
-------------------------------------------------------------------------------
 Rate/Term Refi                50              $16,181,799           54.3%
 Purchase                      26                8,861,482           29.7
 Cashout Refi                  11                4,753,679           16.0
-------------------------------------------------------------------------------
 Total                         87              $29,796,959          100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding




                           Distribution by Occupancy


                            Number Of                          Scheduled
                          Mortgage Loans      Total Dollar     Principal
 Occupancy                    (#)               Amount ($)     Balance (%)
-------------------------------------------------------------------------------
 Owner Occupied                85             $28,736,928        96.4%
 Second Home                    2               1,060,031         3.6
-------------------------------------------------------------------------------
 Total                         87             $29,796,959       100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003



                           Distribution by Seasoning

                          Number Of                              Scheduled
                        Mortgage Loans        Total Dollar       Principal
Seasoning (Months)           (#)               Amount ($)        Balance (%)

 0 - 3                        71                $26,147,495        87.8%
 4 - 6                         6                  1,425,783         4.8
 7 - 12                        9                  1,837,022         6.2
 31 - 36                       1                    386,659         1.3
------------------------------------------------------------------------------
 Total                        87                $29,796,959       100.0%
==============================================================================
Column totals may not add to 100.0% due to rounding




                        Distribution by Document Status



                             Number Of                           Scheduled
                          Mortgage Loans       Total Dollar       Principal
 Document Status              (#)              Amount ($)        Balance (%)
-------------------------------------------------------------------------------
 Full/Alt                     82                $28,357,954        95.2%
 Stated                        5                  1,439,005         4.8
-------------------------------------------------------------------------------
 Total                        87                $29,796,959       100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding




                      Distribution by Property Zip Codes


                             Number Of                         Scheduled
                          Mortgage Loans       Total Dollar    Principal
Property Zip Codes            (#)               Amount ($)     Balance (%)
-------------------------------------------------------------------------------
 95070                         2                 $842,928        2.8%
 22314                         1                  689,600        2.3
 75225                         1                  648,574        2.2
 85284                         1                  648,285        2.2
 94904                         1                  643,474        2.2
 20008                         1                  630,000        2.1
 20850                         1                  608,531        2.0
 8202                          1                  597,598        2.0
 20816                         1                  581,020        1.9
 63105                         1                  568,659        1.9
 All Other                    76               23,338,290       78.3
-------------------------------------------------------------------------------
 Total                        87              $29,796,959      100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding




                          Distribution by Delinquency



                         Number Of                             Scheduled
                       Mortgage Loans       Total Dollar       Principal
Delinquency                (#)               Amount ($)        Balance (%)
-------------------------------------------------------------------------------
 Current                    87               $29,796,959        100.0%
-------------------------------------------------------------------------------
 Total                      87               $29,796,959        100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003






                      Distribution by Final Maturity Year



                             Number Of                            Scheduled
                          Mortgage Loans       Total Dollar       Principal
 Final Maturity Year          (#)               Amount ($)        Balance (%)
-------------------------------------------------------------------------------
 2017                          1                  $89,972            0.3%
 2030                          1                  386,659            1.3
 2032                          6                1,516,773            5.1
 2033                         79               27,803,554           93.3
-------------------------------------------------------------------------------
 Total                        87              $29,796,959          100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding




                      Distribution by First Payment Year



                           Number Of                           Scheduled
                         Mortgage Loans      Total Dollar      Principal
 First Payment Year           (#)             Amount ($)      Balance (%)
-------------------------------------------------------------------------------
 2000                          1               $386,659          1.3%
 2002                          6              1,367,312          4.6
 2003                         80             28,042,988         94.1
-------------------------------------------------------------------------------
 Total                        87             $29,796,959       100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding





                    Distribution by First Rate Change Date


                             Number Of                          Scheduled
                           Mortgage Loans       Total Dollar    Principal
 First Rate Change Date       (#)               Amount ($)      Balance (%)
-------------------------------------------------------------------------------
 9/1/2009                      1                  $237,242        0.8%
 10/1/2009                     2                   719,000        2.4
 11/1/2009                     3                   411,070        1.4
 12/1/2009                     1                   239,434        0.8
 1/1/2010                      2                   230,276        0.8
 2/1/2010                      1                   432,568        1.5
 3/1/2010                      2                   576,527        1.9
 4/1/2010                      3                   416,689        1.4
 5/1/2010                     19                 5,965,134       20.0
 6/1/2010                     52                20,182,361       67.7
 8/1/2010                      1                   386,659        1.3
-------------------------------------------------------------------------------
 Total                        87               $29,796,959      100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                August 13, 2003


                         Distribution by Original Term



                             Number Of                            Scheduled
                          Mortgage Loans        Total Dollar      Principal
 Original Term                (#)                Amount ($)       Balance (%)
-------------------------------------------------------------------------------
 Under 313 Months              1                   $89,972          0.3%
 349 - 360 Months             86                29,706,987         99.7
-------------------------------------------------------------------------------
 Total                        87               $29,796,959        100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding




                         Distribution by Maximum Rate


                         Number Of                            Scheduled
                       Mortgage Loans         Total Dollar    Principal
 Maximum Rate               (#)               Amount ($)     Balance (%)
-------------------------------------------------------------------------------
 9.00- 9.49%                3                  $789,405          2.6%
 9.50- 9.99%               13                 3,853,777         12.9
 10.00-10.49%              48                17,134,746         57.5
 10.50-10.99%              21                 7,199,803         24.2
 11.00-11.49%               1                   432,568          1.5
 13.50-13.99%               1                   386,659          1.3
-------------------------------------------------------------------------------
 Total                     87               $29,796,959        100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding








This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.